[LOGO]

                               CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In August 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):


-------------------------------------------------------------------------------------------------------------------------
Company Name: TELEMIG CELULAR PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                  ( X )                       ( )                  ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Common                                  21,438            0             0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                1,660            0             0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
     Shares          Common                 0          Buy           0           9         Donation            0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Common                                  21,447            0             0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                1,660            0             0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price.

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                                     [LOGO]

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In August 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Parent Company Name: TELPART PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                  ( X )                       ( )                  ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Common                                   141              0             0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0             0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity        Price        (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0             0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Common                                   141              0             0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0             0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                                     [LOGO]

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In August 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Subsidiary Company Name: TELEMIG CELULAR S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                  ( X )                       ( )                  ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Common                                  4,356             0             0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred C                               2               0             0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity        Price        (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0             0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Common                                  4,356             0             0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred C                               2               0             0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                                     [LOGO]

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In August 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Company Name: TELEMIG CELULAR PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                 ( )                         ( X )                ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Common                                  20,452            0             0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                               11,318            0             0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity        Price        (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0             0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Common                                  20,452            0             0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                               11,318            0             0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                                     [LOGO]

                                CONSOLIDATED FORM
 Management and Related Persons Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In August 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Parent Company Name: TELPART PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                 ( )                         ( X )                ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Common                                   0                0             0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                0                0             0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity        Price        (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0             0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Common                                   0                0             0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                0                0             0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                                     [LOGO]

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In August 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Subsidiary Company Name: TELEMIG CELULAR S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                 ( )                         ( X )                ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Common                                   0                0             0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred A                              1                0             0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity        Price        (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0             0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Common                                   0                0             0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred A                              1                0             0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                                     [LOGO]

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In August 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Company Name: TELEMIG CELULAR PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                  ( )                        ( )                 ( X )                      ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Common                                  1,792             0             0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                               1,794             0             0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity        Price        (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0             0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Common                                  1,792             0             0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                               1,794             0             0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                                     [LOGO]


                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In August 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Parent Company Name: TELPART PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                  ( )                        ( )                 ( X )                      ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Common                                   0                0             0
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Preferred                                0                0             0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity        Price        (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0             0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Common                                   0                0             0
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Preferred                                0                0             0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                                     [LOGO]

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In August 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Subsidiary Company Name: TELEMIG CELULAR S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                  ( )                        ( )                 ( X )                      ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Common                                   0                0             0
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Preferred                                0                0             0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity        Price        (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0             0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Common                                   0                0             0
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Preferred                                0                0             0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                                     [LOGO]

                                CONSOLIDATED FORM
 Management and Related Persons Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In August 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Company Name: TELEMIG CELULAR PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                  ( )                        ( )                  ( )                       ( X )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Common                                   0                0             0
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Preferred                                0                0             0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity        Price        (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0             0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Common                                   0                0             0
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Preferred                                0                0             0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                                     [LOGO]

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In August 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Parent Company Name: TELPART PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                  ( )                        ( )                  ( )                       ( X )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Common                                   0                0             0
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Preferred                                0                0             0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity        Price        (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0             0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Common                                   0                0             0
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Preferred                                0                0             0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                                     [LOGO]

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In August 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Subsidiary Company Name: TELEMIG CELULAR S.A.
-------------------------------------------------------------------------------------------------------------------------
  Group and                  ( )                        ( )                  ( )                       ( X )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Common                                   0                0             0
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Preferred                                0                0             0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity        Price        (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0               0             0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         %
 Securities/                                                                               ------------------------------
 Derivatives                 Securities Characteristics (2)                  Quantity      Same Class        Total
                                                                                            and Type
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Common                                   0                0             0
-------------------------------------------------------------------------------------------------------------------------
   Shares                             Preferred                                0                0             0
-------------------------------------------------------------------------------------------------------------------------

(1)  When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)  Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.